EXHIBIT 10.1

Ministry of Energy and Mines, Energy and Minerals Division __ Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

(Section 27)

BRITISH COLUMBIA Mining Division Greenwood	Tenure No. 412428

Gold Commissioner	Date of Record July 18, 2004

APPLICATION TO RECORD A 2 POST CLAIM

I, Kenneth Daniels, Name of Locator, #314-2268 Redbud Lane, Vancouver, British Columbia V6K 4S6, Client Number 146629, hereby apply for a record of a 2 Post claim for the location as outlined on the attached copy of mineral titles reference map number(s) M082E055, in the Greenwood Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.

Access is gained by following Highway #3 from Hope until Rock Creek. Then by Highway #33 to Westbridge and continuing 2.7 km past Westbridge. Then heading 10 Degrees from North for a distance of 5.1km. The IP is located 3m to the East at 90 Degrees.

GPS Co-ordinates taken of posts: Yes [ ] No [x] It yes, complete information chart on reverse side.

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1) to the initial post and impressed this information on the tag:	I have securely affixed the Portion of the metal identification tag embossed "FINAL POST" (No. 2) to the final post (or the witness post*) and impressed this information on the tag:

TAG NUMBER 725426 M INITIAL POST (No. 1)	TAG NUMBER 725426 M FINAL POST (No. 2)
CLAIM NAME Victory 1	CLAIM NAME Victory 1
LOCATOR Kenneth Daniels	LOCATOR Kenneth Daniels
AGENT FOR Self	AGENT FOR Self
DATE COMMENCED July 18, 2004	DIST. FROM I.P 500 m
TIME COMMENCED 8:10 am	DATE COMPLETED July 18, 2004
DIR. TO F.P. 190 Degrees	TIME COMPLETED 9:07 am
METRES TO RIGHT 500 m

METRES TO LEFT 0M	* If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written in the witness post:______ degree ______ meters ______.

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing for true north.

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the Initial and Final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I locate this claim and this information is true and correct.

/s/ Kenneth Daniels

RECEIVED
July 22, 2004
Gold Commissioner's Office
Vancouver, British Columbia
Recording Stamp